SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 13, 2006

THE GSI GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-43089 (Commission File Number)	37-0856587 (I.R.S. Employer Identification No.)

  1004 E. Illinois Street, Assumption, Illinois                  62510
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (217) 226-4421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) and (c) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

Richard Christman, Chief Executive Officer and a director of the Registrant, has submitted a letter of resignation from those positions which will be effective November 10, 2006. William J. Branch, Chairman of the Registrant, will assume the additional duties of Chief Executive Officer. Other information with respect to Mr. Branch may be found in a Form 8-K filed with the Commission on May 20, 2005 and in the most recent Form 10-K filed on April 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GSI GROUP, INC.
(Registrant)

Date: November 13, 2006  By: /s/ John Henderson
Name: John Henderson
Title: Chief Financial Officer